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                                                                 EXHIBIT 10.6

               FIRST AMENDMENT TO THE PACIFIC SCIENTIFIC COMPANY
                           DIRECTORS' RETIREMENT PLAN
                                DECEMBER 8, 1994



 I.              RECITALS

                 Whereas the Board of Directors of Pacific Scientific Company voted to revise the directors compensation on December 8, 1994, and whereas the benefit received under the Pacific Scientific Company Directors' Retirement Plan (the "Plan") is based upon directors compensation, Pacific Scientific Company (the "Company") wishes to amend the Plan as hereinafter provided.

II.              AMENDMENT

                 Section V "Retirement Benefit" of the Plan is hereby deleted and replaced in its entirety by the following:

                 "V.  Retirement Benefit

                          The annual retirement benefit payable to a Retiree
                 will be equal to $12,000 for all Directors that retired on or before December 30, 1994, and $16,000 for all Directors that retire subsequent to December 30, 1994. The payment will be made quarterly.

                          The benefit will commence any time after age
                 sixty-five (65) provided the Director is no longer serving as a Director of the Company.

                          Directors who leave the Board before age sixty-five
                 (65) after completing five (5) years of Board service will be eligible to receive a benefit upon attaining age sixty-five (65)."

III.             MISCELLANEOUS

                 Nothing contained in this First Amendment to the Pacific Scientific Directors' Retirement Plan ("First Amendment") shall alter any portion of the Plan or the rights, restrictions or covenants thereto except as herein stated in Section II of this First Amendment.

IV.              EFFECTIVE DATE

                 This First Amendment to the Plan will be effective as of December 8, 1994.


                 In witness whereof, the Company hereto has caused this First Amendment to be executed by its Secretary, thereunto duly authorized as of the date first above written.



                                        PACIFIC SCIENTIFIC COMPANY



                                        By:
                                           -----------------------------------
                                           Richard V. Plat, Secretary